Prospectus Supplement -- Nov. 19, 2003*
AXP(R) Utilities Fund (Aug. 29, 2003)         S-6341-99X

Effective on or before March 1, 2004:
o  The name of the Fund will change to AXP(R) Dividend Opportunity Fund.

The section titled OPrincipal Investment StrategiesOwill be revised to read as follows:

PRINCIPAL INVESTMENT STRATEGIES
The Fund's assets are primarily invested in equity securities. Under normal market conditions, the Fund will invest at least 80% of its net assets in dividend-paying common and preferred stocks. The selection of dividend paying stocks is the primary decision in building the investment portfolio. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

In pursuit of the Fund's goal, American Express Financial Corporation (AEFC), the Fund's investment manager, chooses investments by applying quantitative screens to determine yield potential. Statistical measures include:

o    Current yield
o    Dividend growth capability and history
o    Balance   sheet   strength
o    Earnings per share and free cash flow sustainability
o    Dividend payout ratio

Fundamental research is conducted on the most attractive, dividend paying securities. Preference is given to higher dividend paying companies. AEFC attempts to identify stocks that are selling at low valuations relative to:

o    Historical absolute and relative price levels
o    The equity market at large
o    Similar companies within specific industries and sectors
o    Current and future earnings expectations

AEFC monitors holding periods, tax qualification and transaction costs with regard to tax consequences.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

o The company is experiencing a deterioration in the capital structure that puts the dividend at risk.
o    AEFC identifies a more attractive opportunity.

Unusual Market Conditions

During unusual market conditions, the Fund may invest more of its assets in money market securities. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes.

The section titled "Principal Risks" will be revised to read as follows:

Principal Risks

Please  remember  that  with any  mutual  fund  investment  you may lose  money.

Principal risks associated with an investment in the Fund include:
   Issuer Risk
   Market Risk
   Sector/Concentration Risk
   Style Risk

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Style Risk

The Fund's management strategy will influence performance significantly. Securities in which the Fund invests could fall out of favor with the market, causing the Fund to underperform funds that invest primarily in other types of securities. If the manager's stock selection strategy does not perform as expected, the Fund could underperform its peers.

The section titled OInvestment ManagerO will be revised to read as follows:

Warren Spitz, Senior Portfolio Manager
o    Joined AEFC in 2000.
o Prior to that, Portfolio Manager, Prudential Global Asset Management, from 1987 to 2000.
o    Began investment career in 1984.
o    MBA, University of Pennsylvania, Wharton School.

The Fund intends to compare its performance to the Russell 1000(R) Value Index and the Lipper Equity Income Funds Index.

The Russell 1000 Value Index,  an unmanaged  index,  measures the performance of
those  Russell  1000  companies  with  lower  price-to-book   ratios  and  lower
forecasted growth values.

The Lipper Equity Income Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.


S-6341-24 A (11/03)
* Valid until further notice